UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 AMENDMENT NO. 2
                                       ON
                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): November 16, 2000

                                    XOMA LTD.
      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     BERMUDA
                 (State or other jurisdiction of incorporation)


        0-14710                             52-2154066
------------------------            ------------------------------------
(Commission File Number)            (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                  94710
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(Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code (510) 644-1170
                                                   --------------

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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

     On November 16, 2000, XOMA Ltd. issued the announcement attached hereto as
Exhibit 99, which is incorporated herein by reference.

Item 7.  Exhibits

99       Press Release dated November 16, 2000.





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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 16, 2000


                                 XOMA LTD.




                                 By: /s/ Christopher J. Margolin
                                     --------------------------------------
                                     Christopher J. Margolin
                                     Vice President, General
                                     Counsel and Secretary


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                                  EXHIBIT INDEX


Number   Description

99       Press Release dated November 16, 2000.